                                                                   EXHIBIT 10.18

                            BEVERLY HILLS LTD., INC.
                          16 NORTH FORT HARRISON AVENUE
                            CLEARWATER, FLORIDA 33755

                                                                  April 12, 2000

Gary D. Lipson,
as Receiver
c/o Muller & Lipson, P.A.
9350 South Dixie Highway
Suite 1550
Miami, Florida 33156

Dear Mr. Lipson:

         In order to induce you in your capacity as Receiver of certain entities which have previously advanced funds to us to forbear from the immediate collection of such advances, whether through the commencement of suit or otherwise, we acknowledge and agree as follows:

         1. We acknowledge the receipt of several advances as are set forth on Schedule A attached hereto and incorporated herein by this reference from certain entities for which you serve at present as Receiver. We also acknowledge that interest has accrued on such advances.

         2. Simultaneously with our execution and delivery of this letter, we are executing and delivering to you a promissory note of even date herewith in the principal amount of $400,000. The principal amount of $400,000 represents the advances described on Schedule A as well as interest accrued through April 11, 2000.

         In consideration of the foregoing and our execution and delivery to you of the promissory note referenced above, you acknowledge that we are not, at present, in default with respect to our obligations to make payment to you.

         In order to facilitate a resolution of the matters between us, we acknowledge and agree as follows:

         1. Based on our discussions to date, we recognize that any resolution of the matters between us will likely involve the issuance by us of securities to you. Such securities may take the form of a convertible note, warrants, common stock, or a combination of some or all of the foregoing. We agree that, in connection with the issuance of any such securities, we will grant to you the right to cause us at any time and from time to time to register at our expense the offer and sale of such securities under all applicable federal and state securities laws.

Gary D. Lipson,
as Receiver
April 12, 2000
Page 2

         2. We shall, in good faith, attempt to negotiate a resolution of all matters between us as soon as practicable. We shall prepare appropriate agreements and documents reflecting any such resolution. We shall attempt to negotiate, prepare and execute such agreements and documents as soon as possible but in no event later than May 31, 2000.

         3. All claims and causes of action by you against us, and by us against you, shall be tolled for all purposes during the period commencing on October 27, 1999 and terminating on May 31, 2000.

         4. Any final settlement between us will be required to be approved by the court in the receivership proceeding.

         If the foregoing sets forth our mutual agreement, please execute a copy of this letter in the space provided below and return it to the undersigned.

                                   Sincerely,

                                   BEVERLY HILLS LTD., INC.



                                   By /s/ MARC BARHONOVICH
                                      ------------------------------------------
                                      Marc Barhonovich, President and
                                      Chief Executive Officer


         Accepted and agreed subject to court approval on the date first written above.

                                      /s/ GARY D. LIPSON
                                      ------------------------------------------
                                      Gary D. Lipson, as Receiver

                                   SCHEDULE A

                               ADVANCES-MILLENIUM [ILLEGIBLE]



                       BEVERLY HILLS LTD.
                       A UTAH CORPORATION
            ADVANCES FROM MILLENIUM INVESTMENTS INC.
            ----------------------------------------
        PAYEE                          FOR               CHECK #       DATE          AMOUNT        BALANCE
        -----                          ---               -------       ----          ------        -------
SOMMER & SCHNEIDER            OPINION LETTER               WIRE       1/29/99        7500.00        7600.00
SOMMER & SCHNEIDER                      10SB                1277       3/4/99       10000.00       17500.00
THOMAS MACIOSZEK              PAYROLL                       2985      3/19/99        2400.00       19900.00
THOMAS MACIOSZEK              PAYROLL                       3029       4/2/99        2400.00       22300.00
THOMAS MACIOSZEK              PAYROLL                       3061      4/16/99        2400.00       24700.00
MICHAEL O'KEEFFE              PAYROLL                       3052      4/15/99        2400.00       27100.00
GILBERT G. JANNELLI           DEPOSIT & 1ST & LAST MO.      3057       5/9/99        8606.96       35706.96
THOMAS MACIOSZEK              PAYROLL                       3090      4/30/99        2400.00       38106.96
MICHAEL O'KEEFFE              PAYROLL                       3091      4/30/99        2400.00       40505.96
CLEARWATER WATER SVC          DEPOSIT FOR WATER SVC                   4/30/99         127.00       40633.96
GILBERT G. JANNELLI           RENT OF 16 N. FT. HARRISON    3116       5/9/99        3635.00       44268.96
CUSTOM CABLING INC.           DEPOSIT ON CABLING            3119       5/9/99        8500.00       50768.96
NET WORKS INC.                DEPOSIT ON COMPUTERS          3140      5/13/99       15000.00       65768.96
PROGRESSIVE TELECOMUN         DEPOSIT ON TELEPHONES         3141      5/14/99       18000.00       83788.96
MICHAEL O'KEEFFE              PAYROLL                       3142      5/14/99        2400.00       86168.96
THOMAS MACIOSZEK              PAYROLL                       3143      5/14/99        2400.00       88588.96
BART MONTAGUE                 ELECTRICAL WIRING             3148      5/18/99         170.00       88738.96
S. R. BUSINESS SERVICES       RETAINER FOR CPA FIRM         3149      5/18/99       15500.00      104238.96
RICHARD WEY                   CLEAN & REPAIR OFFICE         3165      5/22/99        1061.72      106820.68
DOUG WHEATON                  CLEAN & REPAIR OFFICE         3166      5/22/99         120.00      106440.68
OFFICE PRODUCTS WHSE          OFFICE FURNITURE              3168      5/25/99        7472.88      112913.58
ST PETE STOCK & BOND CL       BLTD PRESENTATION             3184       6/2/99        1292.45      114206.01
BLTD-ATLAN #2090000964251     CASH TRANSFER                WIRE        6/3/99      100000.00      214206.01
BLTD-CLEAR #2090000967290     CASH TRANSFER                WIRE       6/25/99      100000.00      314206.01
GILBERT G. JANNELLI           2 MO RENT                     3234       7/6/99        7270.00      321476.01
BLTD-CHAR1 #2090000965577     CASH TRANSFER                 3265      7/23/99       10000.00      331476.01
BLTD-ATLAN #2090000964251     CASH TRANSFER                WIRE       7/23/99       20000.00      361476.01
FROM 1998 - SEE ANDERSON HUNT WORKPAPERS                                             2000.00      353476.01
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